                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) April 9, 1998
                                                         -------------

                         FIRST LINCOLN BANCSHARES INC.
                         -----------------------------

            (Exact name of registrant as specified in its charter)

      Delaware                           1-13847                  47-0221753
      --------                        ------------                ----------
(State or other Jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)

                  13th and "N" Streets, Lincoln, Nebraska 68508
                  ---------------------------------------------
                     (Address of principal executive offices)

                                (402) 475-0521
                                --------------
               (Issuer's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)

ITEM 5.                       OTHER EVENTS.
                              -------------

      On April 6, 1998, First Federal Lincoln Bank (the "Bank"), the Company's principal subsidiary, announced the suspension of its conversion from mutual to stock form.

      A press release announcing the suspension is attached as Exhibit 99.1.

Exhibit 99.1   Press Release dated April 6, 1998.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    April 9, 1998               By: /s/ Gilbert G. Lundstrom
                                          -------------------------------------
                                          Gilbert G. Lundstrom
                                          President and Chief Executive Officer




Dated:    April 9, 1998               By: /s/ Eugene B, Witkowicz
                                          -----------------------
                                          Eugene B. Witkowicz
                                          Executive Vice President, Treasurer
                                           and Chief Financial Officer








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